                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  Definitive Proxy Statement
[X]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12
[ ]  Confidential, for the Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

                                 ISOMEDIX INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

                                 ISOMEDIX INC.
--------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------
     (5)  Total fee paid:

        ------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

        ------------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------

     (3)  Filing Party:

        ------------------------------------------------------------------------

     (4)  Date Filed:

                                ISOMEDIX INC.
                               11 Apollo Drive
                         Whippany, New Jersey 07981
                                (201) 887-4700

                                                    April 18, 1997

To our Stockholders:

          I am pleased to announce that the Board of Directors of Isomedix Inc. has nominated Michael C. Nahl for election as a Class B director of the Company at our 1997 Annual Meeting of Stockholders to be held on May 20, 1997.

          Mr. Nahl is currently a Senior Vice President and the Chief Financial Officer of Albany International Corp., a leading manufacturer of paper machine clothing and other engineered fabrics. Prior to joining Albany international, Mr. Nahl held senior management positions with General Refractories and Exxon Corporation.

          You have previously received the Notice of Annual Meeting of Stockholders, Proxy Statement and form of Proxy. As you will note from your review of those materials, the Board of Directors has nominated H. Stuart Campbell, a director of the Company since 1984, for election to the Board of Directors. Your Board of Directors unanimously recommends that you vote FOR the election of Mr. Campbell and Mr. Nahl as directors of the Company.

         I am enclosing with this letter a revised Notice of Annual Meeting of Stockholders, a Supplement to Proxy Statement and a revised form of Proxy, all of which reflect the addition of Mr. Nahl as a nominee for election to the Board of Directors. There is no change in the time or place of the Annual Meeting.

          You are cordially invited to attend the Annual Meeting in person. However, if you do not expect to be present at the Annual Meeting, please mark, sign and date the enclosed Proxy and mail it in the enclosed return envelope. Even if you have already mailed the original Proxy, we ask that you mark, sign and date the enclosed Proxy, which will revoke the original Proxy. Only your latest dated Proxy counts. Stockholders who attend the Annual Meeting in person may revoke their Proxies and vote in person if they desire.


                                       Sincerely yours,


                                       John Masefield
                                       Chairman, President and
                                       Chief Executive Officer

                                ISOMEDIX INC.

                   Notice of Annual Meeting of Stockholders
                           to be held May 20, 1997


                                                         Whippany, New Jersey
                                                         April 18, 1997

To the Holders of Common Stock
  of ISOMEDIX INC.:

          The Annual Meeting of the Stockholders of ISOMEDIX INC. will be held at the Birchwood Manor, 111 North Jefferson Road, Whippany, New Jersey, on Tuesday, May 20, 1997 at 10:00 a.m. local time for the following purposes, as more fully described in the Proxy Statement mailed on March 31, 1997, as supplemented by the accompanying Supplement to Proxy Statement:

1. To elect two Class B directors of the Company for the ensuing three years.

2. To consider and take action upon a proposal to ratify the Board of Directors' selection of Coopers & Lybrand L.L.P. to serve as the Company's independent accountants for the Company's fiscal year ending December 31, 1997.

3. To transact such other business as may properly come before the Meeting or any adjournment or adjournments thereof.

          The close of business on March 27, 1997 has been fixed by the Board of Directors as the record date for the determination of the stockholders entitled to notice of, and to vote at, the Meeting. A list of the stockholders entitled to vote at the Meeting may be examined at the Company's executive offices located at 11 Apollo Drive, Whippany, New Jersey, during the ten-day period preceding the Meeting.

          By Order of the Board of Directors,

                                      Thomas J. DeAngelo, Secretary

          You are cordially invited to attend the Meeting in person. If you do not expect to be present, please mark, sign and date the enclosed form of Proxy and mail it in the enclosed return envelope, which requires no postage if mailed in the United States, so that your vote can be recorded.

                                ISOMEDIX INC.

                                SUPPLEMENT TO
                               PROXY STATEMENT

          This Supplement to Proxy Statement, which will be mailed commencing on or about April 18, 1997 to the persons entitled to receive the Proxy Statement mailed on March 31, 1997 (the "Proxy Statement"), is provided in connection with the solicitation of Proxies on behalf of the Board of Directors of Isomedix inc. (the "Company") for use at the Annual Meeting of Stockholders to be held on May 20, 1997 (the "Meeting"), and at any adjournment or adjournments thereof. This Supplement to Proxy Statement replaces the information contained under the heading "Security Ownership of Management" at pages 3 and 4 of the Proxy Statement and under the heading "Election of Directors" at pages 4 through 7 of the Proxy Statement, for the purpose of including Michael C. Nahl as an additional nominee for director. This Supplement to Proxy Statement should be read in conjunction with the Proxy Statement.

Security Ownership of Management

           The following table sets forth, as of February 28, 1997, the number of shares of Common Stock of the Company beneficially owned by each of the Company's directors and nominees for directors, each executive officer named in the Summary Compensation Table, and all directors and executive officers as a group, based upon information obtained from such persons.

                                      Shares of Common Stock         Percent
Name                                   Owned Beneficially            of Class
----                                  ----------------------         --------
John Masefield .....................       302,000 (1)                4.53%

George R. Dietz ....................       126,100 (2)                1.92%

David M. Lank ......................       113,700 (3)                1.76%

H. Stuart Campbell .................        36,633 (4)                 (11)

Thomas M. Haythe ...................        27,500 (5)                 (11)

Elmer A. Sticco.....................        17,500 (6)                 (11)

                                      Shares of Common Stock         Percent
Name                                   Owned Beneficially            of Class
----                                  ----------------------         --------
Thomas J. DeAngelo..................         49,200 (7)               (11)

Peter Mayer ........................         20,000(8)                (11)

Charles P. Truby....................         20,000 (9)               (11)

Michael C. Nahl.....................              0 (10)              (11)

All Directors End Executive Officers        652,633 (1)(2)(3)        9.32%
as a Group (nine persons)...........                (4)(5)(6)
                                                    (7)(8)(9)
     _____________________

(1) Includes 12,000 shares issuable upon exercise of currently exercisable warrants held by Mr.Masefield, Chairman of the Board of Directors, President, Chief Executive Officer and a Class C director of the Company, and 222,900 shares issuable upon exercise of currently exercisable stock options held by Mr. Masefield. Also includes 60,000 shares with respect to which Mr. Masefield holds irrevocable proxies.

(2) Includes 87,500 shares issuable upon exercise of currently exercisable warrants held by Mr. Dietz, Senior Vice President of the Company, and 38,500 shares issuable upon exercise of currently exercisable stock options.

(3) Includes 30,000 shares issuable upon exercise of currently exercisable warrants held by Mr. Lank, a Class C director of the Company, and 22,500 shares issuable upon exercise of currently exercisable stock options. Includes 60,000 shares owned by Nanticoke Limited, of which Mr. Lank is the President. Mr. Masefield has been granted an irrevocable proxy with respect to the 60,000 shares owned by Nanticoke Limited.

(4) Includes 14,000 shares issuable upon exercise of currently exercisable warrants held by Mr. Campbell, a Class B director of the Company, End 22,500 shares issuable upon exercise of currently exercisable stock options.

(5) Includes 27,500 shares issuable upon exercise of currently exercisable stock options held by Mr. Haythe, a Class A director of the Company.

(6) Includes 17,500 shares issuable upon exercise of currently exercisable stock options held by Mr. Sticco, a Class B director of the Company.
Mr. Sticco resigned as a Class B director of the Company on February 28, 1997.

(7) Includes 49,200 shares issuable upon exercise of currently exercisable stock options held by Mr. DeAngelo, Vice President-Finance and Administration, Secretary, Treasurer and a Class A director of the Company.

(8) Includes 20,000 shares issuable upon exercise of currently exercisable stock options held by Mr. Mayer, a Class B director of the Company.

(9) Includes 10,000 shares issuable upon exercise of currently exercisable stock options held by Mr. Truby, Executive Vice President and Chief Operating Officer of the Company, and 10,000 shares issuable upon exercise of stock options which will be exercisable within 60 days.

(10) Mr. Nahl has been nominated for election as a Class B director of the Company.

(11) Less than one percent.

          To the Company's knowledge, there have been no significant changes in stock ownership or control of the Company since February 28, 1997.

                           I. ELECTION OF DIRECTORS

          The Company's Certificate of incorporation provides for the division of the Board of Directors of the Company into three classes. The term of office for the Class B directors expires at the Meeting. Class C directors and Class A directors will be elected at the Annual Meetings to be held in 1998 and 1999, respectively.

          It is the intention of each of the persons named in the accompanying form of Proxy to vote the shares of Common Stock represented thereby in favor of the nominees listed below, H. Stuart Campbell and Michael C. Nahl, unless otherwise instructed in such Proxy. In case either nominee is unable or declines to serve, such persons reserve the right to vote the shares of Common Stock represented by such Proxy for another person duly nominated by the Board of Directors in such nominee's stead. The Board of Directors has no reason to believe that either nominee will be unable or will decline to serve.

          Certain information concerning the nominees and the directors of the Company is set forth below. Information concerning ownership of the Common Stock by the directors of the Company is set forth in the preceding table. All of such information was furnished by them to the Company.

Nominees for Election

H. STUART CAMPBELL (Class B director), age 67; Vice President and Owner, Highland Packaging Labs, inc. (contract packaging) since 1983; Group Chairman, Johnson & Johnson Company (health care products) from prior to 1981 to 1982;
Director: Mesa Laboratories, Inc. (designer and manufacturer of pharmaceutical and medical instruments and systems), Biomatrix, Inc. (manufacturer of specialty healthcare products based on biological material) and Atrix Laboratories, Inc. (research and development activities relating to new therapeutic products and drug delivery); Director of the Company since 1984.

MICHAEL C. NAHL (Nominee for election as Class B director), age 54; Senior Vice President and Chief Financial Officer, Albany International Corp. (manufacturer of paper machine clothing and other engineered fabrics) since 1983; Group Vice President, Corporate, Albany International Corp. from 1981 to 1983; Member, Chase Manhattan Bank Regional Advisory Board.

Directors Whose Term of Office
Will Continue After the Meeting

DAVID M. LANK (Class C director), age 59; Partner, Dorchester investment Management (investment counsel) since prior to 1981; Director of the Company since 1972.

JOHN MASEFIELD (Class C director), age 63; Chairman of the Board of Directors since 1972; President and Chief Executive Officer of the Company from 1972 to August 1995 and since February 1997; Director of the Company since 1972.

THOMAS J. DEANGELO (Class A director), age 42; Vice President-Finance and Administration of the Company since February 1992; Secretary and Treasurer of the Company since April 1987; Chief Financial Officer of the Company since 1992; Chief Operating Officer of the Company from September 1993 to February 1994; Controller of the Company from April 1983 to April 1987; Director of the Company since 1992.

THOMAS M. HAYTHE (Class A director), age 57; Partner, Haythe & Curley (attorneys) since February 1982; Director: Novametrix Medical Systems, Inc (manufacturer of electronic medical instruments), Guest Supply, Inc. (distributor of hotel guest room amenities and accessories), Westerbeke Corporation (manufacturer of marine engine products), Ramsay Health Care, Inc. (provider of psychiatric healthcare services) and Ramsay Managed Care, Inc. (provider of managed mental health care services); Assistant Secretary of the Company from 1983 to 1995; Director of the Company since 1983.

          Elmer A. Sticco, formerly a Class B director of the Company, resigned as a director of the Company on February 28, 1997. The term of Peter Mayer, formerly President and Chief Executive Officer of the Company, as a Class B director expires at the Meeting.

          The Board of Directors of the Company has a Compensation and Stock Option Committee whose members are Messrs. Campbell and Lank, an Audit Committee whose members are Messrs. Campbell, Haythe and Lank, a Nominating Committee whose members are Messrs. Haythe, Lank and Masefield, and an Acquisition Committee whose members are Messrs. DeAngelo, Haythe, Masefield and Mayer. Mr. Sticco was a member of the Compensation and Stock Option Committee until February 28, 1997.

          The Compensation and Stock Option Committee determines the compensation arrangements for executive officers of the Company. The Compensation and Stock Option Committee also administers the Company's 1982 Stock Option Plan, 1992 Stock Option Plan, 1992 Supplemental Stock Option Plan and 1996 Long Term

Incentive Plan and determines the persons who are eligible to receive options and other awards thereunder, the number of shares to be subject to each option or award and the other terms and conditions upon which options or awards under such plans are granted and made exercisable. The Compensation and Stock Option Committee also administers the Company's 1993 Employee Stock Purchase Plan, and reviews and approves employee benefit plans in which officers and employees are eligible to participate.

          The Audit Committee is authorized to recommend to the Board of Directors the engaging and discharging of the independent accountants, and to review with the independent accountants the plans for and the results of the auditing engagement, the scope and results of the Company's procedures for internal auditing, the independence of the accountants and the adequacy of the Company's system of internal accounting controls. The Nominating Committee is authorized to review, approve and recommend persons for election as directors and to fill management positions with the Company. The Acquisition Committee is authorized to identify and recommend possible acquisition candidates for the Company.

          The Nominating Committee will consider nominees for directors recommended by stockholders or others. There is no specified formal procedure for submitting such recommendations. Recommendations may be addressed to the Secretary, Isomedix inc., 11 Apollo Drive, Whippany, New Jersey 07981.

          The Board of Directors met nine times during the fiscal year ended December 31, 1996. Each of the Audit Committee and the Nominating Committee met one time during the fiscal year ended December 31, 1996. The Acquisition Committee met five times during the fiscal year ended December 31, 1996. The Compensation and Stock Option Committee met three times during the fiscal year ended December 31, 1996. Each of the persons named above attended at least 75% of the meetings of the Board of Directors and meetings of any Committees of the Board on which such person served which were held during the time that such person served.

          The Company's Certificate of Incorporation contains a provision, authorized by Delaware law, which eliminates the personal liability of a director of the Company to the Company or to any of its stockholders for monetary damages for a breach of his fiduciary duty as a director, except in the case where the director breached his duty of loyalty, failed to act in good faith, engaged in intentional misconduct or knowingly violated a law, authorized the payment of a dividend or approved a stock repurchase in violation of Delaware corporate law, or obtained an improper personal benefit.


Whippany, New Jersey                        Thomas J. DeAngelo, Secretary
April 18, 1997

                                 ISOMEDIX INC.

            PROXY -- ANNUAL MEETING OF STOCKHOLDERS -- MAY 20, 1997

                                  COMMON STOCK

    The undersigned, a stockholder of ISOMEDIX INC., does hereby appoint JOHN MASEFIELD and THOMAS J. DEANGELO, or either of them, each with full power of substitution, the undersigned's proxies, to appear and vote at the Annual Meeting of Stockholders to be held on Tuesday, May 20, 1997 at 10:00 a.m., local time, or at any adjournments thereof, upon such matters as may come before the Meeting.

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

    The undersigned hereby instructs said proxies or their substitutes to vote as specified below on each of the following matters and in accordance with their judgment on other matters which may properly come before the Meeting.

1. Election of Class B Directors.

                FOR the nominees listed below [ ]                      WITHHOLD AUTHORITY [ ]
                (except as marked to the contrary                      to vote for both nominees listed below
                  below)

                Nominees: H. Stuart Campbell and Michael C. Nahl

  (INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE WRITE
               THAT NOMINEE'S NAME IN THE SPACE PROVIDED BELOW.)

                   ------------------------------------------

2. Ratification of appointment of Coopers & Lybrand L.L.P. as independent accountants for fiscal 1997.

             FOR [ ]             AGAINST [ ]             ABSTAIN [ ]

The Board of Directors favors a vote "FOR" each item.       (Continued and to be
                           Completed on Reverse Side)

(Continued from Other Side)

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS INDICATED AS TO ANY OF ITEMS 1 OR 2 THEY WILL BE VOTED "FOR" THE ITEM(S) AS TO WHICH NO DIRECTION IS INDICATED.

IMPORTANT: Before returning this Proxy, please sign your name or names on the line(s) below exactly as shown hereon. Executors, administrators, trustees, guardians or corporate officers should indicate their full titles when signing. Where shares are registered in the names of joint tenants or trustees, each joint tenant or trustee should sign.

                                                Dated , 1997

                                         -------------------------------- (L.S.)

                                         -------------------------------- (L.S.)
                                                Stockholder(s) Sign Here

 PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED
                                   ENVELOPE.